SUMMARY PROSPECTUS
TRECX TECIX PACEX	Investor Class I Class Advisor Class
May 1, 2018
T. Rowe Price Emerging Markets Corporate Bond Fund
A fund seeking high current income and capital appreciation through investments in emerging markets corporate bonds.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2018, as amended or supplemented, and Statement of Additional Information, dated May 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide high current income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%	2.00%	2.00%

Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.79%	0.79%	0.79%

Distribution and service (12b-1) fees	—	—	0.25

Other expenses	0.65	0.54 [c]	0.74

Total annual fund operating expenses	1.44	1.33	1.78

Fee waiver/expense reimbursement	(0.29)[b]	(0.49)[c]	(0.53)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.15 [b]	0.84 [c]	1.25 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through April 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. The agreement may be terminated at any time beyond April 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.15%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.15%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

c T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

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d T. Rowe Price Associates, Inc., has agreed (through April 30, 2019) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.25%. The agreement may be terminated at any time beyond April 30, 2019, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.25%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.25%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$427	$759	$1,699
I Class	86	322	632	1,513
Advisor Class	127	509	915	2,051

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 116.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds that are issued by companies that are located or listed in, or conduct the predominant part of their business activities in, the emerging market countries of Latin America, Asia, Europe, Africa, and the Middle East. The fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the fund’s 80% investment policy. The fund relies on JP Morgan or the International Monetary Fund to determine which countries are emerging markets.

While it is expected that the securities held by the fund will primarily be U.S. dollar-denominated, the fund may also hold securities denominated in emerging market currencies and other non-U.S. currencies. The fund does not generally attempt to

Summary	3

cushion the impact of non-U.S. currency fluctuations against the U.S. dollar. Although the fund expects to generally maintain an intermediate-term weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities purchased by the fund.

Most of the fund’s investments are expected to be rated below investment grade (BB or lower, or an equivalent rating) by a major credit rating agency or by T. Rowe Price. However, the fund may purchase bonds of any credit quality and there are no overall limits on the fund’s holdings that are unrated or rated below investment grade. Investments in below investment-grade corporate bonds, also known as “junk” bonds, should be considered speculative.

The fund may sell holdings for a variety of reasons, such as to alter geographic or currency exposure, to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

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Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Frontier markets, considered by the fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

Currency risks Although the fund primarily invests in U.S. dollar-denominated bonds of emerging markets issuers, the fund may invest in securities issued in foreign currencies and is therefore subject to the risks that it could experience losses based solely on the weakness of those foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks The risks of default are much greater for emerging market bonds and securities rated below investment grade (“junk” bonds). The fund is exposed to greater credit risk than other bond funds because companies in emerging markets are usually not as strong financially and are more susceptible to economic downturns. Junk bonds should be considered speculative as they carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

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Portfolio turnover risks The fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as significant trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund's ability to sell a holding at a suitable price.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the

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returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2017

			Since		Inception
	1 Year	5 Years	inception		date
Investor Class					05/24/2012
Returns before taxes	8.87%	4.05%	5.75%
Returns after taxes on distributions	6.96	2.05	3.76
Returns after taxes on distributions
and sale of fund shares	4.99	2.14	3.51
I Class					12/17/2015
Returns before taxes	9.21	—	10.21
Advisor Class					05/24/2012
Returns before taxes	8.87	3.95	5.65

J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified (reflects no deduction for fees, expenses, or taxes)
			5.83	a
	7.96	4.58	8.66	b
Lipper Emerging Market Hard Currency Debt Funds Average
			4.64	c
	10.68	2.39	10.67	d

a Return as of 5/24/12.

b Return as of 12/17/15.

c Return as of 5/31/12.

d Return as of 12/31/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Samy B. Muaddi	Chairman of Investment Advisory Committee	2015	2006

Summary	7

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F193-045 5/1/18